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                         EXHIBIT #32
                         -----------

                  SECTION 906 CERTIFICATION



     The following statement is provided by undersigned to accompany the Quarterly Report on Form 10-Q for the quarter and nine months ended March 31, 2004 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and shall not be deemed filed pursuant to any provision of the Securities Exchange Act of 1934 or any other securities law.

     Each of the undersigned certifies that the foregoing Quarterly Report on Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operation of DeVry Inc.



MAY 11, 2004                       /s/Norman M. Levine
                                   -------------------
                                   Senior Vice President and
                                   Chief Financial Officer


MAY 11, 2004                       /s/Ronald L. Taylor
                                   -------------------
                                   President and
                                   Co-Chief Executive
                                   Officer


MAY 11, 2004                       /s/Dennis J. Keller
                                   -------------------
                                   Chairman and
                                   Co-Chief Executive
                                   Officer